[CARTOON PICTURE HERE]
                        THE L. ROY PAPP STOCK FUND, INC.
                                 A No-Load Fund



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997



                                                        Managed by:
                                                        L. Roy Papp & Associates
                                                        4400 North 32nd Street
                                                        Suite 280
                                                        Phoenix, AZ  85018
                                                        (602)956-1115 Local
                                                        (800)421-4004


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         THE L. ROY PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S
                                500 STOCK INDEX


         -------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN
         -------------------------------------------------------
                             1 Year       5 Year        Since
                                        Annualized    Inception
         -------------------------------------------------------
         The L. Roy Papp
         Stock Fund, Inc.   36.08%       18.16%        16.87%
         -------------------------------------------------------

         S&P 500            34.70%       19.78%        16.54%
         -------------------------------------------------------

                             [GRAPH APPEARS HERE]

                Year      The L. Roy Papp Stock Fund    S&P 500
              11/29/89              10                   10
                  1989              10.399               10.316
                  1990              10.669                9.999
                  1991              14.274               13.049
                  1992              16.207               14.043
                  1993              16.474               15.459
                  1994              16.233               15.663
                  1995              21.578               21.549
                  1996              26.276               26.497
               6/30/97              32.619               31.954



            -------------------------------------------------------
              The L. Roy Papp Stock Fund $32,619  S&P 500 $31,954
            -------------------------------------------------------
           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
2

                       The L. Roy Papp Stock Fund, Inc.

Dear Fellow Shareholder:

Our Fund did well during the first six months of this year. Per share net asset value increased from $22.70 at the beginning of the year to $28.18 on June 30, or 24.1%. For the same period, the Standard & Poor's 500 Stock Index increased 20.6%. As the chart on the opposite page indicates, since inception on November 29, 1989, we were up 226.2%. For the same period, the S&P 500 was up 219.4%.

We did not pay a dividend from investment income on June 30, nor did we distribute any realized capital gains because we had none to speak of. Many of our companies have not increased their dividends, or have done so only modestly. They believe that, because of high income tax rates, it is in their stockholders' best interests to repurchase their own shares and modernize their facilities to produce long-term capital gains which are taxed at a lower rate. These factors, together with the higher prices of our portfolio securities, have resulted in a near offset between the Fund's expenses and its income from investments. On our part, we attempt to keep portfolio turnover low. Our companies have been meeting, and in many instances exceeding, our sales and earnings expectations and we see no reason to sell them only to create distributions upon which you must pay taxes.

Our Stock Fund is designed to provide a complete investment program for the common stock portion of an investment portfolio. Our investments include companies like Walgreens, Marshall Industries, T. Rowe Price, Northern Trust Company, and Albertson's which limit their activities to the United States where they have established a very dominant position. The majority of our companies, however, are global in nature. We believe that globalization is the engine driving our very strong economy and that, coupled with rapid advances in informational and medical technology, this will continue to be the case for at least the next 20 years.

We have no foreign companies in our portfolio. While the origin of a multinational company is far less important than the quality of that company and the ability of its management, it just so happens that a big majority of the best companies in the world are United States domiciled. This is best illustrated by the fact that of the 100 largest companies in the world, based on sales, only 24 are American; however, those 24 produced 50% of the earnings. Of the ten most profitable companies in the world, seven are American.

I hope you share our conviction that the purchase and retention of high quality growth stocks, coupled with low portfolio turnover, will in the long run produce excellent investment results.

                                       Best Regards,


                                       /s/ L. Roy Papp
                                       _____________________
                                       L. Roy Papp, Chairman
                                       July 22, 1997

P.S.  As of this writing, our Fund is up 33.7% for the year.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

                                                                       Number            Market
                           Common Stocks                              of Shares           Value
--------------------------------------------------------------------  ---------        -----------

Computers and Software (14.1%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers and medical
   electronic equipment)                                                 56,000        $ 3,136,000
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                     20,000          2,836,250
 Microsoft Corporation*
  (Personal computer software)                                           32,000          4,044,000
                                                                                       -----------
                                                                                        10,016,250
                                                                                       -----------
Financial Services (13.3%)
 Northern Trust Corporation
  (Bank specializing in trust services)                                  36,000          1,741,500
 State Street Corporation
  (Provider of securities custodial services)                           109,200          5,050,500
 T. Rowe Price Associates, Inc.
  (Provides investment advisory and administrative
     services to their family of no-load mutual funds)                   51,000          2,632,875
                                                                                       -----------
                                                                                         9,424,875
                                                                                       -----------
Industrial Services (12.9%)
 G&K Services Inc., Class A
  (Uniform rental service)                                               76,000          2,831,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                       60,000          3,678,750
 Manpower, Inc.
  (Provider of non-government employment services)                       60,000          2,670,000
                                                                                       -----------
                                                                                         9,179,750
                                                                                       -----------
Distributors (11.8%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)           19,000          1,009,375
 Marshall Industries, Inc.*
  (Distributor of industrial electronic components)                     109,000          4,060,250
 Sigma-Aldrich Corp.
  (Develops, manufactures, and distributes specialty chemicals)          50,000          1,753,125
 W.W. Grainger
  (Distributor and manufacturer of electric equipment)                   19,200          1,501,200
                                                                                       -----------
                                                                                         8,323,950
                                                                                       -----------
Ethical Drugs (8.5%)
 American Home Products Corporation
  (Ethical and proprietary drugs)                                        15,000          1,147,500
 Merck & Company
  (Ethical drugs and specialty chemicals)                                47,500          4,916,250
                                                                                       -----------
                                                                                         6,063,750
                                                                                       -----------
Electrical Equipment (6.2%)
 General Electric Co.
  (Diversified industrial company)                                       38,000        $ 2,484,250
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       35,000          1,927,188
                                                                                       -----------
                                                                                         4,411,438
                                                                                       -----------

*Non-income producing security.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

                                                               Number     Market
                 Common Stocks (continued)                   of Shares     Value
-----------------------------------------------------------  ---------  -----------

Consumer Services (5.9%)
 Service Corporation International
  (Funeral service; cemetery owner/operator)                   127,000    4,175,125
                                                                        -----------

Retail Stores (5.7%)
 Albertson's Inc.
  (Regional retail grocery chain)                               51,800    1,890,700
 Walgreen Company
  (Retail drug store chain)                                     40,000    2,145,000
                                                                        -----------
                                                                          4,035,700
                                                                        -----------
Telecommunications (5.0%)
 Motorola, Inc.
  (Manufacturer of electronic equipment)                        46,000    3,496,000
                                                                        -----------

Consumer Products (4.6%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)          14,600    1,927,200
 Procter & Gamble Company
  (Household, personal care, and food products)                  9,700    1,370,125
                                                                        -----------
                                                                          3,297,325
                                                                        -----------
Restaurants (3.1%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                       46,000    2,222,375
                                                                        -----------

Miscellaneous (8.0%)
 Mattel, Inc.
  (Toy manufacturer)                                            83,750    2,837,031
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)              22,000    1,782,000
 Millipore Corporation
  (Leading supplier of purification products)                   25,700    1,130,800
                                                                        -----------
                                                                          5,749,831
                                                                        -----------

Total Common Stocks - 99.1%                                              70,396,369

Cash and Other Assets, Less Liabilities - .9%                               671,690
                                                                        -----------

Net Assets - 100%                                                       $71,068,059
                                                                        ===========

Net Asset Value Per Share
 (Based on 2,521,798 shares outstanding at June 30, 1997)                    $28.18
                                                                        ===========

                        THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (Unaudited)

                                     ASSETS

Investment in securities at market value (identified
 cost $34,822,609 at June 30, 1997) (Note 1)                         $70,396,369
Cash                                                                     928,485
Dividends and interest receivable                                         64,331
                                                                     -----------

          Total assets                                               $71,389,185
                                                                     ===========


                                  LIABILITIES

Accrued expenses                                                     $    73,621
Payable for securities purchased                                         241,088
Redemption payable                                                         6,417
                                                                     -----------

          Total liabilities                                          $   321,126
                                                                     ===========

                                   NET ASSETS

Paid-in capital applicable to 2,521,798 outstanding
 shares at June 30, 1997                                             $35,494,298
Net unrealized gain on investments                                    35,573,761
                                                                     -----------

          Net assets                                                 $71,068,059
                                                                     ===========

 Net Asset Value Per Share (net assets/shares
  outstanding)                                                       $     28.18
                                                                     ===========


   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (Unaudited)


INVESTMENT INCOME:
 Dividends                                               $   276,909
 Interest                                                     17,241
                                                         -----------

          Total investment income                            294,150
                                                         -----------

EXPENSES:
 Management fee (Note 3)                                     294,829
 Filing fees                                                  18,031
 Accounting                                                    8,100
 Transfer agent fees                                           3,274
 Directors' attendance fees                                    3,200
 Printing and postage                                          2,950
 Custodial                                                     1,819
 Legal                                                           803
 Other fees                                                   20,062
                                                         -----------

          Total expenses                                     353,068
                                                         -----------

Net investment loss                                          (58,918)
                                                         -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS:
 Proceeds from sales of securities                           817,846
  Cost of securities sold                                    849,793
                                                         -----------
  Net realized loss on investments sold                      (31,947)

  Net change in unrealized gain on investments            13,066,856
                                                         -----------

Net realized and unrealized gain/loss on investments      13,034,909
                                                         -----------

Net increase in net assets resulting from
 operations                                              $12,975,991
                                                         ===========

   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
           FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED
                               DECEMBER 31, 1996
                                  (Unaudited)

                                                       Six months ended       Year ended
                                                         June 30, 1997     December 31, 1996
                                                       ----------------    -----------------

FROM OPERATIONS:
 Net investment income/(loss)                             $   (58,918)        $    17,708
 Net realized gain/(loss) on investments sold                 (31,947)          1,723,729
 Net change in unrealized gain on investments              13,066,856           7,939,198
                                                          -----------         -----------

          Increase in net assets resulting
           from operations                                 12,975,991           9,680,635
                                                          -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                           -                (17,708)
 Net realized gain on investments sold                           -             (1,723,729)
                                                          -----------         -----------

          Total distribution to shareholders                     -             (1,741,437)
                                                          -----------         -----------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                               8,554,512           4,733,700
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                          -              1,527,688
 Payments for redemption of shares                         (3,739,531)         (5,432,042)
                                                          -----------         -----------

          Increase in net assets resulting
           from shareholder transactions                    4,814,981             829,346
                                                          -----------         -----------

Total increase in net assets                               17,790,972           8,768,544

Net assets at beginning of period                          53,277,087          44,508,543
                                                          -----------         -----------

Net assets at end of period                               $71,068,059         $53,277,087
                                                          ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a) Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b) Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 18, 1996, a dividend of approximately $.0067 a share, aggregating $17,708, was declared from net investment income earned during 1996. A distribution was also declared from net realized long-term capital gains of approximately $.4014 a share, aggregating $925,933. The dividend and distribution were paid on December 31, 1996, to shareholders of record on December 17, 1996.

On June 19, 1996, a distribution of approximately $.35 a share, aggregating $797,796, was declared from net realized long-term capital gains earned during 1996. The distribution was paid on June 28, 1996, to shareholders of record on June 19, 1996.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $3,274 and $7,658 as of June 30, 1997 and the year ended December 31, 1996, respectively, from the Manager for its services as shareholder services and transfer agent.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 1997 and the year ended December 31, 1996, investment transactions excluding short-term investments were as follows:


                                           Six months ended      Year ended
                                             June 30, 1997    December 31, 1996
                                           ----------------   -----------------

          Purchases at cost                     $5,727,475         $6,954,851
          Sales                                    817,846          8,351,349

(5)  CAPITAL SHARE TRANSACTIONS:

At June 30, 1997, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                 Proceeds            Shares
                                               ------------         ---------
     Six months ended June 30, 1997
     Shares issued                             $ 8,554,512           324,087
     Dividends and distributions reinvested              -                 -
     Shares redeemed                            (3,739,531)         (149,068)
                                               -----------          --------

          Net increase                         $ 4,814,981           175,019
                                               ===========          ========

     Year ended December 31, 1996
     Shares issued                             $ 4,733,700           223,665
     Dividends and distributions reinvested      1,527,688            70,029
     Shares redeemed                            (5,432,042)         (254,673)
                                               -----------          --------

          Net increase                         $   829,346            39,022
                                               ===========          ========

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                               June 30,          December 31,
                                                 1997                1996
                                              -----------        ------------

          Market value                        $70,396,369         $54,451,831
          Original cost                        34,822,609          29,944,927
                                              -----------         -----------

               Net unrealized appreciation    $35,573,760         $22,506,904
                                              ===========         ===========

As of June 30, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $35,580,820 and gross unrealized losses on investments in which cost exceeded market value totaled $7,060.

As of December 31, 1996, gross unrealized gains on investments in which market value exceeded cost totaled $22,672,122 and gross unrealized losses on investments in which cost exceeded market value totaled $165,218.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                            Six Months                                                                         Period Ended
                            Ended June 30                       Years Ended December 31,                       December 31,
                            ------------------------------------------------------------------------------------------------
                                   1997          1996          1995          1994          1993         1992           1991
                                   ----          ----          ----          ----          ----         ----           ----
Net asset value,
  beginning of period        $     22.70   $     19.29   $     14.63   $     14.98   $     14.96   $     13.45   $     10.42
Income from operations:
  Net investment income              ---           .01           .07           .13           .13           .13           .15
  Net realized and
    unrealized gain (loss)
    on investments                  5.48          4.16          4.73          (.35)          .11          1.68          3.46
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------

Total from operations               5.48          4.17          4.80          (.22)          .24          1.81          3.61
Less distributions:
  Dividend from net
    investment income                ---          (.01)         (.07)         (.13)         (.13)         (.13)         (.15)
  Distribution of net
   realized gain                     ---          (.75)         (.07)            -          (.09)         (.17)         (.43)
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------

Total distributions                  ---          (.76)         (.14)         (.13)         (.22)         (.30)         (.58)

Net asset value,
  end of period              $     28.18   $     22.70   $     19.29   $     14.63   $     14.98   $     14.96   $     13.45
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========

Total return                       24.14%        21.77%        32.93%       (1.46)%         1.65%        13.54%        33.79%
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========

Ratios/Supplemental Data:
  Net assets, end of period  $71,068,059   $53,277,087   $44,508,543   $36,577,759   $39,522,420   $22,874,733   $13,367,176
  Expenses to average
    net assets (B)                1.18%*          1.16%         1.17%         1.19%         1.25%         1.25%         1.25%
  Net investment income
    to average net assets (C)      .99%*          1.19%         1.60%         2.08%         2.22%         2.28%         2.46%
Portfolio turnover rate           2.78%*         14.47%        22.39%        20.00%        15.00%        11.00%         4.00%
Average commission per
 share                       $    0.0306   $    0.0442


                            Six Months                                                                         Period Ended
                            Ended June 30                       Years Ended December 31,                       December 31,
                            -------------------------------------------------------------------------------------------------

                                   1990          1989(A)
                                   ----          -------

Net asset value,             $    10.38    $      10.00
  beginning of period
Income from operations:
  Net investment income             .16             .02
  Net realized and
   unrealized gain (loss)
   on investments                   .09             .38
                             ----------    ------------

Total from operations               .25             .40
Less distributions:
  Dividend from net
    investment income              (.16)           (.02)
 Distribution of net
   realized gain                   (.05)              -
                             ----------    ------------

Total distributions                (.21)           (.02)

Net asset value,
 end of period               $    10.42    $      10.38
                             ==========    ============

Total return                       2.60%           3.99%
                             ==========    ============
Ratios/Supplemental Data:
  Net assets, end of period  $6,104,345    $  1,322,532
  Expenses to average
    net assets (B)                 1.25%           1.25%*
  Net investment income
    to average net assets  (C)     2.82%           2.23%*
Portfolio turnover rate           28.00%           0.00%

* Annualized
(A) From the date of commencement of operations (November 29, 1989).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35% 1.92% and 1.80% for the years ended December 31, 1993, 1992, 1991, 1990 and the period ended December 31, 1989, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                              FACTS ABOUT THE FUND



Investment Objective - The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.


The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $846 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business; it has never acted as or been affiliated with a broker or dealer in securities. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.


Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 42 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 19 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan.
She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.


"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.


Suitability - The Fund is suitable only for long-term investors seeking capital appreciation and increased dividend income over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                        THE L. ROY PAPP STOCK FUND, INC.


                                   Directors
          James K. Ballinger                       L. Roy Papp
          Amy S. Clague                            Rosellen C. Papp
          Robert L. Mueller                        Bruce C. Williams
          Harry A. Papp

                                    Officers
          Chairman - L. Roy Papp                   President - Harry A. Papp

                                Vice Presidents
          Victoria S. Cavallero                    Robert L. Mueller
          George D. Clark, Jr.                     Rosellen C. Papp
          Jeffrey N. Edwards                       Bruce C. Williams
          Robert L. Hawley

                         Secretary - Robert L. Mueller
                   Assistant Secretary - Barbara D. Perleberg
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                          Web: http://www.roypapp.com

                                   Custodian
                            Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                           Scottsdale, Arizona  85258

                    Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                   Telephone: (602) 956-1115, (800) 421-4004

                         Independent Public Accountants
                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.